Performance Commentary | 3rd Quarter 2026

William Pierce, CFA

Chief Portfolio Manager

October 21, 2026

Highlights

•	The AFL-CIO Housing Investment Trust (HIT) returned -3.60% gross and -3.68% net of fees during the third quarter,[1] compared to -3.51% for the Bloomberg U.S. Aggregate Index* (the "Benchmark" or “Bloomberg Aggregate”). A sharp increase in Treasury yields, coupled with widening asset spreads, drove losses across investment-grade fixed income markets.
•	The HIT's underweight allocation to agency residential mortgage-backed securities (MBS), the worst-performing investment-grade sector, contributed positively to relative performance. However, the portfolio's underweight to U.S. Treasuries and corresponding overweight to spread sectors detracted from relative returns as investment-grade spreads widened broadly.
•	U.S. Treasury yields rose sharply during the quarter, driven by persistent inflation concerns, elevated energy prices amid the ongoing conflict with Iran, and a more hawkish Federal Reserve, which raised its policy rate by 25 basis points in September. The 10-year Treasury yield increased 82 basis points, while the HIT maintained a duration profile near neutral to the Benchmark, consistent with its disciplined approach to managing interest rate risk.
•	As of September 30, 2026, the HIT offered a 5.67% yield to worst, 12 basis points above the Benchmark, while maintaining a higher-quality credit profile. Approximately 93% of the HIT's portfolio was invested in government or agency-backed securities, compared to 72% for the Benchmark.
•	The HIT committed $189.6 million to seven projects year-to-date, including $137.0 million across four projects during the third quarter.[2] Impact investments held in the HIT portfolio support portfolio yield while advancing affordable housing, union employment, and community development objectives.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The prospectus should be read carefully before investing.

2 Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT's portfolio.

2026 Q3 Portfolio Commentary

3rd Quarter Performance

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The prospectus should be read carefully before investing.

Investment-grade fixed income markets experienced significant losses during the third quarter as persistent inflation concerns, elevated energy prices amid the ongoing conflict with Iran, and a more hawkish Federal Reserve drove Treasury yields sharply higher. The 10-year Treasury yield increased 82 basis points during the quarter, while widening spreads across investment-grade sectors further weighed on returns.

For the quarter ended September 30, 2026, the HIT returned -3.60% gross of fees and -3.68% net of fees, compared to -3.51% for the Benchmark. Relative performance benefited from the portfolio's underweight allocation to agency single-family MBS, which experienced the weakest excess returns among investment-grade sectors.

Conversely, the HIT's underweight allocation to U.S. Treasuries and corresponding overweight to spread sectors detracted from relative performance. Agency multifamily MBS spreads widened during the quarter, with both conventional and Ginnie Mae securities underperforming Treasuries amid increased volatility.

2026 Q3 Portfolio Commentary

Positive contributions to HIT’s 3rd Quarter relative performance vs. Bloomberg Aggregate included:

•	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the worst performing asset class in the Bloomberg Aggregate for the period. The HIT had an 11.8% allocation compared to 23.3% in the Benchmark on average for the quarter.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

•	The portfolio’s underweight to Treasuries, the best performing asset class in the Bloomberg Aggregate in an excess return basis. The HIT had an average allocation of 7.8% to Treasuries during the quarter compared to the Benchmark’s 46.4%.
•	Performance by agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries widened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s), FHA/Ginnie Mae permanent loan certificates (PLCs), and FHA/Ginnie Mae construction loan certificates (CLCs) widened by approximately 7, 5, and 4 bps, respectively. The HIT portfolio had an average allocation of 28.9% to fixed-rate single-asset Fannie Mae DUS securities, 11.9% to PLCs, and 5.9% to CLCs during the quarter while the Benchmark had none.
Fundamentals September 30, 2026	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
AA or Better	95.6%	77.1%	Current Yield	4.45%	4.31%
			Yield to Worst	5.67%	5.55%
			Option Adjusted Spread	0.56%	0.30%
INTEREST RATE RISK			CALL RISK
Effective Duration	5.69	5.76	Call Protected	79%	77%

Economic Overview

Inflation and monetary policy dominated market sentiment during the third quarter, as geopolitical tensions in the Middle East pushed energy prices higher and reinforced concerns about persistent inflation. Renewed disruptions to shipping through the Strait of Hormuz contributed to higher crude oil prices and increased market volatility. Meanwhile, the U.S. economy continued to expand, with real GDP growing at an annualized rate of 2.2% in the second quarter, compared to 2.5% in the first quarter.

Headline inflation accelerated to 3.7% year-over-year in September, up from 3.5% in June, driven largely by higher gasoline prices. Core CPI remained unchanged at 2.6%, while the Federal Reserve's preferred inflation measure, core PCE, stood at 3.0% in August, highlighting continued underlying inflation pressures.

Labor market conditions softened during the quarter, with nonfarm payroll growth averaging approximately 51,000 jobs per month, down from 111,000 in the second quarter. The unemployment rate remained unchanged at 4.2% in September.

Against this backdrop, the Federal Reserve adopted a more restrictive policy stance. After holding rates steady in July, the FOMC unanimously increased the federal funds target range by 25 basis points to 3.75%–4.00% in September, its first rate hike since July 2023. Policymakers also raised their median year-end 2026 policy rate projection to 4.1%, from 3.8% in June, signaling the potential for further tightening.

2026 Q3 Portfolio Commentary

The U.S. housing market remained constrained during the quarter, with affordability near multi-decade lows amid elevated home prices and mortgage rates at or above 7%. Supply-demand imbalances persisted across both single-family and multifamily markets, underscoring the continued need for affordable housing. Despite challenging financing conditions, the HIT continued to advance its investment pipeline, with 37 projects committed or under construction as of September 30, 2026.

Agency Multifamily MBS Market

Agency multifamily MBS underperformed U.S. Treasuries during the third quarter as rising interest rates and heightened market volatility contributed to broader spread widening across investment-grade fixed income. Despite a moderation in new issuance, investor demand was insufficient to fully absorb supply at prevailing valuations.

•	Conventional GSE multifamily MBS: Spreads widened alongside agency single-family MBS, reflecting increased rate volatility and overlapping investor bases. However, the prepayment protection embedded in conventional multifamily structures contributed to their relative outperformance versus single-family MBS.
•	Ginnie Mae multifamily MBS: Spreads on construction and permanent loan securities also widened as higher interest rates increased extension risk. Nevertheless, Ginnie Mae construction MBS continued to offer some of the widest spreads within the agency MBS market, presenting opportunities to enhance portfolio yield while maintaining high credit quality.
•	Agency multifamily issuance: Issuance totaled approximately $35 billion during the third quarter, down from $40 billion in the second quarter. Despite the decline from the prior quarter, issuance remained substantial, contributing to pressure on valuations amid weaker investor demand.

2026 Q3 Portfolio Commentary

Market Data

Third Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-3.04%	0	5.54
Agencies	-1.74%	-22	3.53
Single family Agency MBS (RMBS)	-4.25%	-116	5.90
Corporates	-3.94%	-14	6.41
Commercial MBS (CMBS)	-1.81%	-2	3.61
Asset-backed securities (ABS)	-0.79%	14	2.88

Change in Treasury Yields*

Maturity	06/30/26	09/30/26	Change
3 Month	3.810%	4.110%	0.299%
6 Month	3.969%	4.325%	0.356%
1 Year	3.975%	4.538%	0.563%
2 Year	4.172%	4.887%	0.715%
3 Year	4.181%	4.998%	0.817%
5 Year	4.227%	5.086%	0.859%
7 Year	4.336%	5.188%	0.852%
10 Year	4.465%	5.285%	0.820%
20 Year	4.960%	5.671%	0.712%
30 Year	4.951%	5.629%	0.677%
Source: Bloomberg*	Source: Bloomberg*

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2026 Q3 Portfolio Commentary

Portfolio Data as of September 30, 2026

Net Assets	$7,577.78 million
Portfolio Effective Duration	5.69 years	Convexity	0.21
Portfolio Average Coupon	4.05%	Maturity	10.37 Years
Portfolio Yield to Worst[3]	5.67%	Portfolio Current Yield[3]	4.45%
Number of Holdings	860	Average Price[4]	91.63

Sector Allocations: 5

Multifamily MBS	71.50%	CMBS – Agency Multifamily^	68.93%
Agency Single-Family MBS	11.90%	Agency Single-Family MBS	11.90%
US Treasury	7.46%	US Treasury Notes/Bonds	7.46%
AAA Private-Label CMBS	0.00%	State Housing Permanent Bonds	0.73%
Multifamily Direct Const. Loans	4.42%	State Housing Construction Bonds	1.85%
Cash & Short-Term Securities	4.71%	Direct Construction Loans	4.42%
		Cash & Short-Term Securities	4.71%
		^ Includes multifamily MBS (62.73%) and MF Construction MBS (6.20%)

Quality Distribution: [5]		Geographical Distribution of Long-Term Portfolio: [6]
US Government or Agency	88.29%
AAA	0.62%	East	19.72%
AA	1.96%	Midwest	21.19%
A	0.00%	South	10.94%
Not Rated	4.42%	West	13.77%
Cash	4.71%	National Mortgage Pools	34.39%

Portfolio Duration Distribution, by Percentage in Each Category: [5]				Maturity Distribution based on average life:
Cash	4.71%	5-5.99 years	9.57%	0 – 1 year	9.73%
0-0.99 years	9.78%	6-6.99 years	11.72%	1 – 2.99 years	11.95%
1-1.99 years	4.30%	7-7.99 years	9.13%	3 – 4.99 years	19.81%
2-2.99 years	9.80%	8-8.99 years	2.79%	5 – 6.99 years	13.68%
3-3.99 years	11.69%	9-9.99 years	1.91%	7 – 9.99 years	25.15%
4-4.99 years	13.71%	Over 10 years	10.89%	10 – 19.99 years	14.50%
				Greater than 20 years	5.19%

3 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

4 Portfolio market value weighted by current face.

5 Based on total investments and including unfunded commitments but does not include U.S. Treasury futures contracts. Portfolio holdings are subject to change.

6 Excludes cash and short-term equivalents, US Treasury and Agency securities.